Exhibit 25(c)


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        -----------------

                           FORM T-2

            STATEMENT OF ELIGIBILITY UNDER THE TRUST
             INDENTURE ACT OF 1939 OF AN INDIVIDUAL
                  DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
    OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                              -------------

                        -----------------

                         W.T. CUNNINGHAM
                        (Name of Trustee)

                           ###-##-####
                    (Social Security Number)

          101 Barclay Street
          New York, New York                        10286
(Business Address, Street, City, State)           (Zip Code)

                        -----------------

                 CAROLINA POWER & LIGHT COMPANY
       (Exact name of obligor as specified in its charter)

             North Carolina                       56-0165465
    (State or other jurisdiction of            (I.R.S. employer
     incorporation or organization)           identification No.)

        411 Fayetteville Street
        Raleigh, North Carolina                   27601-1748
(Address of principal executive offices)          (Zip Code)

                        -----------------

                      First Mortgage Bonds*
               (Title of the indenture securities)

*Specific title(s) to be determined in connection with sale(s) of Bonds

Item 1.   Affiliations with Obligor

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.*

Item 11.  List of Exhibits

          List below all exhibits filed as a part of this statement of eligibility.

          None.

                            SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, I, W.T. Cunningham, have signed this statement of eligibility in The City of New York and State of New York, on the 9th day of February, 1995.



                                                W.T. CUNNINGHAM
                                              --------------------
                                                W.T. Cunningham



________________

     *Pursuant to General Instruction B, the Trustee has responded only to Items 1 and 11 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.